UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2021

Danimer Scientific, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39280	82-1924518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Industrial Boulevard
Bainbridge, Georgia	39817
(Address of principal executive offices)	(Zip Code)

(229) 243-7075

(Registrant’s telephone number,

including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	DNMR	The New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DNMR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 18, 2021, Danimer Scientific Holdings, LLC, a Delaware limited liability company (“DSH”), Meredian Bioplastics, Inc., a Georgia corporation (“MBI”), Meredian, Inc., a Georgia corporation (“Meredian”), Danimer Scientific, L.L.C., a Georgia limited liability company (“DSLLC”), Danimer Bioplastics, Inc., a Georgia corporation (“DBI”), Danimer Scientific Kentucky, Inc., a Delaware corporation (“DSK”), each an indirect wholly-owned subsidiary of Danimer Scientific, Inc., a Delaware corporation (the “Company”), entered into Amendment No. Three to Loan and Security Agreement and Consent (the “Amendment No. Three”) to that certain Loan and Security Agreement, dated as of March 13, 2019 (as amended by Amendment No. One to Loan and Security Agreement dated as of October 2, 2020 (the “Amendment No. One”) and Amendment No. Two to Loan and Security Agreement and Consent dated as of December 22, 2020 (the “Amendment No. Two”) and as amended, modified, supplemented, renewed or extended from time to time the “Loan Agreement”), among DSH and MBI, as borrowers (each a “Borrower” and collectively, the “Borrowers”), Meredian, DSLLC, DBI and DSK, as guarantors (each a “Guarantor” and collectively, the “Guarantors”, and collectively with the Borrowers, the “Loan Parties”), the lenders party thereto from time to time (the “Lenders”), and Southeast Community Development Fund X, L.L.C., as administrative agent for the Lenders (the “Administrative Agent”). Amendment No. Two contained modifications to the Loan Agreement that were not material to the Loan Parties or the Company, but is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference for completeness.

Amendment No. Three, among other things (i) changed the interest rate on the loans under the Loan Agreement from base rate to LIBOR and lowered the applicable margin to 2.00% from 2.75%, (ii) restricts the Borrowers’ ability to voluntarily prepay the loans under the Loan Agreement until after July 1, 2022; (iii) removed the requirement that Borrowers prepay the loans under the Loan Agreement in an amount equal to the amount of an equity cure contribution, (iv) made the financial covenants of consolidated adjusted EBITDA, consolidated fixed charge coverage ratio and consolidated leverage ratio springing covenants that will not be tested as long as DSH has $10,000,000 in “qualified cash”, which is unrestricted, unreserved cash and cash equivalents held in deposit accounts with financial institutions in the United States that are subject to control agreements granting to Administrative Agent perfected liens and security interests therein, subject to certain exceptions, (v) increased the capital expenditure covenant maximum amount to $7,500,000 from $5,500,000 for the fiscal year ending December 31, 2021 and made the equity cure right applicable to the capital expenditure covenant, and (vi) removed certain restrictions on the equity cure right. As a condition to the effectiveness of Amendment No. Three, among other things, Meredian Holdings Group, Inc., a Delaware corporation (“MHG”), a wholly-owned subsidiary of the Company and the sole member of DSH, delivered to the Administrative Agent, for the benefit of the Administrative Agent and each Lender, a Ratification by Guarantor (the “Ratification”), pursuant to which it acknowledged the entry into by the Loan Parties of Amendment No. Three and each other amendment and modification of the Loan Agreement, ratified it obligations under its guaranty and pledge agreements, and confirmed that the Administrative Agent has a first-priority perfected security interest in all the limited liability company interests owned by MHG in DSH.

The foregoing summaries of Amendment No. Three and the Ratification do not purport to be complete and are subject to and qualified in their entirety by the full text of Amendment No. Three, which is included as Exhibit 10.2 to this Current Report on Form 8-K, and the Ratification, which is included as Exhibit 10.3 to this Current Report on Form 8-K, and each of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description

10.1	Amendment No. Two to Loan and Security Agreement and Consent, dated as of December 22, 2020, among Danimer Scientific Holdings, LLC, a Delaware limited liability company, Meredian Bioplastics, Inc., a Georgia corporation, as borrowers, Meredian, Inc., a Georgia corporation, Danimer Scientific, L.L.C., a Georgia limited liability company, Danimer Bioplastics, Inc., a Georgia corporation, and Danimer Scientific Kentucky, Inc., a Delaware corporation, as guarantors, the several entities party thereto as lenders, and Southeast Community Development Fund X, L.L.C., a Delaware limited liability company, as administrative agent.

10.2	Amendment No. Three to Loan and Security Agreement and Consent, dated as of March 18, 2021, among Danimer Scientific Holdings, LLC, a Delaware limited liability company, Meredian Bioplastics, Inc., a Georgia corporation, as borrowers, Meredian, Inc., a Georgia corporation, Danimer Scientific, L.L.C., a Georgia limited liability company, Danimer Bioplastics, Inc., a Georgia corporation, and Danimer Scientific Kentucky, Inc., a Delaware corporation, as guarantors, the several entities party thereto as lenders, and Southeast Community Development Fund X, L.L.C., a Delaware limited liability company, as administrative agent.

10.3	Ratification by Guarantor, dated March 18, 2021, by Meredian Holdings Group, Inc., a Delaware corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2021

DANIMER SCIENTIFIC, INC.

By:	/s/ John A. Dowdy, III
John A. Dowdy, III
Chief Financial Officer

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